SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 25, 2002
Date of Report (Date of earliest event reported)

TELLIUM, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-32743	22-3509099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Crescent Place
Oceanport, New Jersey 07757-0901
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 923-4100

Item 5.    Other Events.

The city and state information was inadvertently omitted from the Company’s Independent Auditors’ Report filed with the Company’s Form 10-K for the fiscal year ended December 31, 2001 (the “Report”). The Company hereby files a corrected copy of the Report as Exhibit 99.1 to this current report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)      Exhibits.

99.1    Corrected copy of the Independent Auditors’ Report, which was originally filed with the Company’s Form 10-K for the fiscal year ended December 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

    TELLIUM, INC.

Dated: October 25, 2002	By:	/S/ MICHAEL J. LOSCH

Michael J. Losch
Chief Financial Officer